Exhibit 10.2
                                                            ------------

                      AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT


                                      among


                             SOLECTRON CORPORATION,
                     as Originator, Servicer and Guarantor,


                        SOLECTRON CALIFORNIA CORPORATION
                                       and
                           SOLECTRON TECHNOLOGY, INC.,
                                 as Originators,


                                       and


                         SOLECTRON FUNDING CORPORATION,
                            as the Initial Purchaser





                          Dated as of February 22, 1999

                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I   AMOUNTS AND TERMS OF THE PURCHASES
      SECTION 1.1.      Previous Purchases...................................2
      SECTION 1.2.      Agreement to Purchase and Sell.......................2
      SECTION 1.3.      Timing of Purchases..................................3
      SECTION 1.4.      Calculation of Purchase Price........................3
      SECTION 1.5.      Definitions and Calculations Related to
                        Purchase Discount....................................4
      SECTION 1.6.      Purchase Price Payments..............................6
      SECTION 1.7.      The Initial Purchaser Notes..........................6
      SECTION 1.8.      Deemed Collections, Etc..............................6
      SECTION 1.9.      No Recourse..........................................7
      SECTION 1.10.     True Sales...........................................7
      SECTION 1.11.     Payments and Computations, Etc.......................8

ARTICLE II CONDITIONS TO PURCHASES; REPRESENTATIONS AND WARRANTIES; COVENANTS; PURCHASE AND SALE TERMINATION EVENTS
      SECTION 2.1.      Conditions to Purchases..............................9
      SECTION 2.2.      Representations and Warranties; Covenants............9
      SECTION 2.3.      Purchase and Sale Termination Events.................9

ARTICLE III INDEMNIFICATION
      SECTION 3.1.      Indemnities by each Originator......................10
      SECTION 3.2.      Contribution........................................11

ARTICLE IV  ADMINISTRATION AND COLLECTIONS; ADDITIONAL RIGHTS
            AND OBLIGATIONS IN RESPECT OF THE RECEIVABLES
      SECTION 4.1.      Servicing of Receivables and Related Assets.........12
      SECTION 4.2.      Rights of the Initial Purchaser; Enforcement Rights.12
      SECTION 4.3.      Responsibilities of each Originator.................13
      SECTION 4.4.      Further Action Evidencing Purchases.................14

ARTICLE V   MISCELLANEOUS
      SECTION 5.1.      Amendments, Etc.....................................15
      SECTION 5.2.      Notices, Etc........................................15
      SECTION 5.3.      Acknowledgment and Consent..........................15
      SECTION 5.4.      Binding Effect; Assignability.......................16
      SECTION 5.5.      Costs, Expenses and Taxes...........................16
      SECTION 5.6.      No Proceedings; Limitation on Payments..............17
      SECTION 5.7.      GOVERNING LAW AND JURISDICTION......................17
      SECTION 5.8.      Execution in Counterparts...........................18
      SECTION 5.9.      Survival of Termination.............................18


                                      (i)

      SECTION 5.10.     WAIVER OF JURY TRIAL................................18
      SECTION 5.11.     Entire Agreement....................................19
      SECTION 5.12.     Headings............................................19
      SECTION 5.13.     Several Obligations.................................19

ARTICLE VI  GUARANTEE
      SECTION 6.1.      Guarantee...........................................19
      SECTION 6.2.      Representation and Warranty.........................21
      SECTION 6.3.      Subrogation.........................................21


EXHIBIT I         CONDITIONS OF PURCHASES

EXHIBIT II        REPRESENTATIONS AND WARRANTIES

EXHIBIT III       COVENANTS

EXHIBIT IV        PURCHASE AND SALE TERMINATION EVENTS

ANNEX A           FORM OF INITIAL PURCHASER NOTE



                                      (ii)

               AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT


      This AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of February 22, 1999 among SOLECTRON CORPORATION, a Delaware corporation ("Solectron"), as Servicer (in such capacity, the "Servicer"), as an Originator (in such capacity, an "Originator") and as Guarantor (in such capacity, the "Guarantor"), SOLECTRON CALIFORNIA CORPORATION, a California corporation ("Solectron California"), as an Originator (in such capacity, an "Originator"), SOLECTRON TECHNOLOGY, INC., a California corporation, ("Solectron Technology"), as an Originator (in such capacity, an "Originator"), and SOLECTRON FUNDING CORPORATION, a Delaware corporation, ("Solectron Funding") as Initial Purchaser (the "Initial Purchaser").

                            PRELIMINARY STATEMENTS

                                  Definitions

      Unless otherwise defined herein or the context otherwise requires, certain terms that are used throughout this Agreement (including the Exhibits hereto) are defined in Exhibit I to the Second Amended and Restated Receivables Purchase Agreement, dated of even date herewith, among the Initial Purchaser, Solectron, individually and as the Servicer, Quincy Capital Corporation, as Issuer, and Bank of America National Trust and Savings Association, as Administrator (as the same may be amended, amended and restated or otherwise modified from time to time, the "Receivables Purchase Agreement"). Any reference to "this Agreement" or "the Purchase and Sale Agreement", including any such reference in any Exhibit hereto, shall mean this Agreement in its entirety, including the Exhibits and other attachments hereto, as amended, modified or supplemented from time to time in accordance with the terms hereof.

                                  Background

A. Solectron, Solectron California and Solectron Funding Corporation entered into the Purchase and Sale Agreement, dated as of September 17, 1997 (as amended, supplemented or otherwise modified and in effect on February 22, 1999 the "Original Purchase and Sale Agreement") pursuant to which, among other things, each of Solectron and Solectron California sold from time to time its Receivables to Funding.

B. The parties desire to amend and restate in its entirety the Original Purchase and Sale Agreement in order to, among other things, provide for the addition of Solectron Technology as an Originator hereunder.

C. Each Originator wishes to sell Receivables that it now owns and from time to time hereafter will own to the Initial Purchaser, and the Initial Purchaser is willing, on the terms and subject to the conditions contained in this Agreement, to purchase such Receivables from such Originator at such time.

D. The Initial Purchaser entered into the Original Receivables Purchase Agreement and the Amended and Restated Receivables Purchase Agreement and will enter into the Second Amended and Restated Receivables Purchase Agreement, pursuant to which, among other things, the Initial Purchaser sold and intends to continue to sell to the Issuer undivided ownership interests in the Receivables and the other items specified in Section 1.2(c) of the Second Amended and Restated --------------- Receivables Purchase Agreement.

     In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                       AMOUNTS AND TERMS OF THE PURCHASES

      SECTION 1.1. Previous Purchases. Subject to and upon the terms and conditions set forth in the Original Purchase and Sale Agreement (including
Article II), Solectron and Solectron California sold and assigned to the Initial Purchaser, and the Initial Purchaser purchased from Solectron and Solectron California, each of Solectron and Solectron California's right, title and interest in, to and under:

      (a) each Receivable that was owing on the closing of Solectron and Solectron Corporation's business, as applicable, on September 17, 1997;

      (b) each Receivable created or acquired by Solectron and Solectron Corporation from September 17, 1997, to but excluding the Effective Date;

      (c) all Related Security with respect to such Receivables; and

      (d) All Collections with respect to, and other proceeds of, such Receivable and Related Security.

      The parties hereto agree that from and after the Effective Date, the terms and conditions of this Purchase and Sale Agreement and the rights and obligations of the parties set forth herein, shall apply to the Receivables and Related Assets purchased by the Initial Purchaser from Solectron and Solectron California, irrespective of whether such Receivables and Related Assets originally were purchased by the Initial Purchaser pursuant to the Original Purchase and Sale Agreement or this Agreement.

      SECTION 1.2. Agreement to Purchase and Sell. On the terms and conditions hereinafter set forth, each Originator agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from such Originator, at the times set forth in Section 1.3, but prior to the Purchase and Sale Termination Date, all of such Originator's right, title, and interest in, to and under:

      (a) each Receivable of Solectron and Solectron  Corporation that was owing
on  the  closing  of  Solectron's  and  Solectron   Corporation's  business,  as
applicable, on the Effective Date;

      (b) each Receivable of Solectron, Solectron Corporation and Solectron Technology from and including the close of business, as applicable, on February 22, 1999 to and including the Purchase and Sale Termination Date; and

      (c) all Related Security with respect to such Receivables, and

      (d) all Collections with respect to, and other proceeds of, such Receivables and Related Security.

      The items listed in clauses (c) and (d) of the preceding sentence in relation to any Receivables are herein collectively called the "Related Assets" or, with respect to any such Receivable, the "Related Asset".

      SECTION 1.3.   Timing of Purchases.

      (a) Regular Purchases. After the Effective Date until the Purchase and Sale Termination Date, each Receivable and Related Asset of each Originator shall be deemed to have been sold to the Initial Purchaser pursuant hereto immediately (and without any formal or other instrument of assignment and without further action by any Person) upon the creation of such Receivable.

      (b) Lock-Box Accounts. As of the Effective Date, each Originator hereby sells to the Initial Purchaser, and the Initial Purchaser hereby purchases from such Originator, all of such Originator's right, title and interest in the Lock-Box Accounts and any related deposit accounts and post office boxes, all monies, instruments, and other property from time to time held or on deposit therein, all certificates and instruments, if any, from time to time evidencing such Lock-Box Accounts, related deposit accounts and post office boxes and all related agreements between such Originator and the applicable Lock-Box Banks.

      SECTION 1.4. Calculation of Purchase Price. As soon as available and in any event not later than the tenth calendar day of each month or, if such day is not a Business Day, the first Business Day thereafter, the Servicer shall deliver to the Initial Purchaser, the Administrator and each Originator a Seller Report with respect to the Initial Purchaser's purchases of Receivables and Related Assets from such Originator during the immediately preceding Purchase Period. "Purchase Period" means, with respect to any Month-End Date, the calendar month ending on such Month-End Date. "Payment Date" means the third Business Day following the day upon which the Seller Report was delivered by the Servicer as provided in this Section 1.4. The "Purchase Price" to be paid to such Originator on each Payment Date for the Receivables and Related Assets sold by such Originator pursuant to Section 1.2 during the Purchase Period immediately preceding such Payment Date shall be set forth in the relevant Seller Report and shall be determined in accordance with the following formula:

     PP   =     AOB - PD

      where:

     PP   =    the Purchase Price to be paid to such  Originator on the relevant
               Payment Date;

     AOB  =    the aggregate  Outstanding  Balance of the Receivables  that were purchased from such Originator during the Purchase Period immediately preceding such Payment Date. (For purposes of this calculation, the Outstanding Balance of a Receivable shall be measured only at the time of such Receivable's creation and sale to the Initial Purchaser.)

     PD   =    the  Purchase  Discount  as measured  on such  Payment  Date pursuant to Section 1.5.

      SECTION 1.5.   Definitions and Calculations Related to Purchase Discount.

      (a) Purchase Discount. "Purchase Discount" for the Receivables and Related Assets that were purchased from each Originator during the Purchase Period immediately preceding a Payment Date shall be determined in accordance with the following formula:

      PD   =      AOB x (LD + FD)

      where:

      PD   =     the Purchase Discount as measured on such Payment Date;

AOB, in respect of such Originator, has the meaning set forth in Section 1.4;

      LD   =     the  Loss  Discount  as  measured  on such  Payment  Date, as  determine pursuant to paragraph (b) below; and

      FD   =     the Funding  Discount as measured on such Payment  Date,  as determined pursuant to paragraph (c) below.

      (b) Loss Discount. "Loss Discount" in effect for any day with respect to an Originator shall mean the lesser of (i) fifteen percent (15%) and (ii) the result, expressed as a percentage, calculated as of the most recent Month-End Date, of the quotient of (a) the aggregate Outstanding Amount of Receivables originated by such Originator that became Defaulted Receivables during the Purchase Period ending on such Month-End Date divided by (b) the aggregate Outstanding Balance of Receivables that were originated by such Originator during the Purchase Period that occurred six calendar months prior to the Purchase Period ending on such Month-End Date.

     (c) Funding Discount. "Funding Discount" with respect to an Originator, as measured on any Payment Date, means a percentage determined in accordance with the following formula:

     FD   = (AM/360) x FR

      where:

     FD   = the Funding Discount as measured on such Payment Date;

     AM = the Average Maturity of the Receivables as of the most recent Month End Date; and

     FR = the Funding Rate as measured on such Payment Date, as determined pursuant to paragraph (d) below.

      (d) Funding Rate. "Funding Rate" as measured on any Payment Date means a per annum percentage rate determined in accordance with the following formula:

     FR   = 0.02% + DRP + SFP + EXP

      where:

     FR   = the Funding Rate as measured on such Payment Date;

     DRP = the "Discount Rate Percentage", which shall be equal to a fraction (expressed as a percentage) (x) the numerator of which is the sum of the products obtained by multiplying (A) each CP Rate or Alternate Rate applicable to each Portion of Capital outstanding as of the first day of the Purchase Period ending on the Month-End Date immediately preceding such Payment Date, times (B) the amount of the Portion of Capital to which such CP Rate or Alternate Rate applied on such first day, and (y) the denominator of which is the aggregate outstanding amount of Capital on such first day;


     SFP = the "Servicer's Fee Percentage", which shall be equal to the per annum percentage rate contemplated by the definition of Servicing Fee; and

     EXP = the amount, expressed as a per annum percentage rate, of any fees, costs and expenses incurred by the Initial Purchaser during the Purchase Period preceding such Payment Date (and not accounted for in the Discount Rate Percentage), including without limitation reserve costs, tax payments and indemnity obligations of the Initial Purchaser for which the Initial Purchaser is not indemnified pursuant to this Agreement; provided, however, that, for purposes of minimizing fluctuations in the rate calculated as the Funding Rate, the Servicer may allocate and spread any unscheduled or unaccruable costs and expenses of the Initial Purchaser over several Payment Dates at the Servicer's reasonable discretion, subject to the requirement that such allocation be reasonably calculated to allow the Initial Purchaser to recover such costs and expenses over a reasonable period of time.

      SECTION 1.6. Purchase Price Payments. On the Effective Date, the Initial Purchaser shall pay each Originator the Purchase Price for the Receivables and Related Assets sold by such Originator, if any, on that date. On each Payment Date falling after the date of the purchase pursuant to Section 1.3, on the terms and subject to the conditions of this Agreement, the Initial Purchaser shall pay to each Originator the Purchase Price for the Receivables and Related Assets purchased from such Originator, if any, during the immediately preceding Purchase Period as follows:

            (i) First, by making a cash payment to or at the direction of such Originator to the extent that the Initial Purchaser has cash available to make such payment subject to the terms of clause (m) of Exhibit IV to the Receivables Purchase Agreement; and

            (ii) Second, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the Initial Purchaser Note issued to such Originator automatically shall be increased in an amount equal to such remaining Purchase Price.

      SECTION 1.7.   The Initial Purchaser Notes.

      (a) On or prior to the date hereof, the Initial Purchaser shall deliver to each Originator a promissory note in the form of Annex A to this Agreement payable to the order of such Originator (each such promissory note, as it may be amended, amended and restated, endorsed or otherwise modified from time to time, together with any promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being called the "Initial Purchaser Note"). The obligations of the Initial Purchaser to each Originator under the related Initial Purchaser Note shall be subordinated in accordance with the terms of such Initial Purchaser Note.

      (b) The Servicer shall hold the Initial Purchaser Notes for the benefit of the Originators, and shall make all appropriate record-keeping entries with respect to the Initial Purchaser Notes or otherwise to reflect the payments on and adjustments of such Initial Purchaser Notes. The Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on the Initial Purchaser Notes at any time. By its execution of this Agreement, the Servicer acknowledges receipt of the Initial Purchaser Notes relating to the Originators. Each Originator hereby irrevocably authorizes the Servicer to mark its Initial Purchaser Note "CANCELLED" and to return such Initial Purchaser Note to the Initial Purchaser upon the full and final payment thereof after the Purchase and Sale Termination Date.

     SECTION 1.8.  Deemed  Collections,  Etc. On and after the Initial  Purchase
Date:

      (a) if on any day the Outstanding Balance of any Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed, goods or services, or any discount or other adjustment made by an Originator, or any setoff or dispute between such Originator and an Obligor, such Originator shall be deemed to have received on such day a Collection of such Receivable in an amount equal to the amount of such reduction or adjustment and shall deliver to the Servicer for application in accordance with Section 1.4(b) of the Receivables Purchase Agreement in same day funds an amount equal to the amount of such reduction or adjustment;

      (b) if on any day any of the  representations  or  warranties in paragraph
(h) of Exhibit II hereto is not true with respect to any Receivable, the applicable Originator shall be deemed to have received on such day a Collection of such Receivable in an amount equal to the Outstanding Balance of such Receivable and shall deliver to the Servicer in same day funds an amount equal to the Outstanding Balance of such Receivable for application in accordance with
Section 1.4(b) of the Receivables Purchase Agreement;

      (c) except as provided in paragraph (a) or (b) of this Section, or as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivables originated by an Originator shall be applied to such Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates in writing its payment for application to specific Receivables; and

      (d) if and to the extent the Initial Purchaser shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the applicable Originator and, accordingly, the Initial Purchaser shall have a claim against such Originator for such amount, payable immediately.

      SECTION 1.9. No Recourse. Except as specifically provided in this Agreement, the purchase and sale of Receivables and Related Assets under this Agreement shall be without recourse to the Originators; provided that each Originator shall be liable to the Initial Purchaser for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of this Agreement, it being understood that, under the terms of this Agreement, such obligations of such Originator will not arise on account of the failure of the Obligor for credit reasons to make any payment in respect of a Receivable.

      SECTION 1.10.  True Sales.

      (a) Each Originator and the Initial Purchaser intend the transactions hereunder to constitute true sales (or to the extent the Subscription Agreement applies, true conveyances in the form of capital contributions) of Receivables, Related Assets and the Lock-Box Accounts (and the other items described in Section 1.2) by such Originator to the Initial Purchaser providing the Initial Purchaser with the full benefits of ownership thereof, and no party hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, a loan from the Initial Purchaser to the Originators.

      (b) In the  event  (but  only  to  the  extent)  that  the  conveyance  of
Receivables and Related Assets hereunder is characterized by a court or other Governmental Authority as a loan rather than a sale, each Originator shall be deemed hereunder to have granted to the Initial Purchaser, and such Originator hereby grants to the Initial Purchaser, a security interest in all of such Originator's right, title and interest in, to and under all of the following, whether now or hereafter owned, existing or arising: (A) all Receivables of such Originator, (B) all Related Security with respect to each such Receivable, (C) all Collections with respect to each such Receivable, (D) the Lock-Box Accounts, all amounts on deposit therein, all certificates and instruments, if any, from time to time evidencing such Lock-Box Accounts and amounts on deposit therein, and all related agreements between such Originator and the Lock-Box Banks, and
(E) all proceeds of, and all amounts received or receivable under any or all of, the foregoing. Such security interest shall secure all of such Originator's obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. In the event (but only to the extent) that the conveyance of Receivables and Related Assets hereunder is characterized by a court or other Governmental Authority as a loan rather than a sale, the Initial Purchaser shall have, with respect to the property described in this Section 1.10(b), and in addition to all the other rights and remedies available to the Initial Purchaser under this Agreement and applicable law, any additional rights and remedies of a secured party specified under any applicable UCC, and this Agreement shall constitute a security agreement under applicable law.

      SECTION 1.11.  Payments and Computations, Etc.

      (a) All amounts to be paid or deposited by each Originator or the Servicer hereunder shall be paid or deposited no later than 12:00 noon (New York City time) on the day when due in same day funds in United States dollars. All amounts received after 12:00 noon (New York City time) will be deemed to have been received on the immediately succeeding Business Day.

      (b) Each Originator shall, to the extent permitted by law, pay interest on any amount not paid or deposited by such Originator when due hereunder, at an interest rate per annum equal to 2.0% per annum above the Base Rate, payable on demand.

      (c) All computations of interest under Section 1.11(b) and all computations of the Purchase Price, fees, and other amounts hereunder shall be made on the basis of a 360-day year and actual days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

                                   ARTICLE II

            CONDITIONS TO PURCHASES; REPRESENTATIONS AND WARRANTIES;
                COVENANTS; PURCHASE AND SALE TERMINATION EVENTS

      SECTION 2.1. Conditions to Purchases. The obligation of the Initial Purchaser to make any purchase of Receivables and Related Assets hereunder is subject to satisfaction of the conditions to purchase set forth in Exhibit I hereto.

      SECTION 2.2. Representations and Warranties; Covenants. Each Originator hereby makes the representations and warranties set forth in Exhibit II as of the Effective Date, and hereby agrees to perform and observe the covenants set forth in Exhibit III hereto.

      SECTION 2.3. Purchase and Sale Termination Events. If any Purchase and Sale Termination Event set forth in Exhibit IV shall occur, the Initial Purchaser may, with the prior written consent of the Administrator, by notice to each Originator (with a copy to the Administrator), declare the Purchase and Sale Termination Date to have occurred; provided that automatically upon the occurrence of an event (without any requirement for the passage of time or the giving of notice) described in clause (f) of Exhibit IV hereto the Purchase and Sale Termination Date shall occur.

      The agreement of each Originator to sell Receivables and Related Assets hereunder, and the agreement of the Initial Purchaser to purchase Receivables and Related Assets from such Originator hereunder, shall terminate automatically on the earlier to occur of (i) the Purchase and Sale Termination Date and (ii) the Facility Termination Date; provided that in the event that each related Purchase and Sale Termination Event shall cease to exist, such agreements of the Originators and Initial Purchaser shall be automatically reinstated as though such Purchase and Sale Termination Date had never occurred. Notwithstanding the occurrence of the Purchase and Sale Termination Date, all obligations of each Originator under the Transaction Documents that shall have arisen prior to the Purchase and Sale Termination Date shall survive until each such obligation has been finally and fully paid and performed by such Originator.

      Upon the occurrence of a Purchase and Sale Termination Event, the Initial Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights and remedies shall be cumulative. Without limiting the foregoing, the occurrence of a Purchase and Sale Termination Event hereunder shall not deny to the Initial Purchaser any remedy to which the Initial Purchaser may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.

                                   ARTICLE III

                                 INDEMNIFICATION

      SECTION 3.1. Indemnities by each Originator. Without limiting any other rights which the Initial Purchaser or any Indemnified Party may have hereunder or under applicable law, each Originator hereby agrees to indemnify the Initial Purchaser and each Indemnified Party from and against any and all Indemnified Amounts arising out of or resulting from this Agreement (whether directly or indirectly) or the use of proceeds of purchases or the ownership of any Receivable or Related Asset, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Initial Purchaser or such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any overall net income taxes or franchise taxes imposed on the Initial Purchaser or such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof. Without limiting or being limited by the foregoing, but subject to the exclusions set forth in the preceding sentence, each Originator shall pay on demand to the Initial Purchaser and each Indemnified Party any and all amounts necessary to indemnify the Initial Purchaser and such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

            (i) the failure of any information provided by such Originator to the Initial Purchaser, the Issuer, the Administrator or the Servicer with respect to Receivables or this Agreement to be true and correct;

            (ii) the failure of any representation or warranty or statement made or deemed made by such Originator under or in connection with this Agreement to have been true and correct in all respects when made;

            (iii) the failure by such Originator to comply with any applicable law, rule or regulation with respect to any Receivable or any Related Asset; or the failure of any Receivable or Related Asset to conform to any such applicable law, rule or regulation;

            (iv) the failure to vest in the Initial Purchaser a valid and enforceable (A) perfected ownership interest in each Receivable originated by such Originator at any time existing and the Related Assets with respect thereto and in the items covered by Section 1.3(b) and (B) a first priority perfected security interest in the items described in Section 1.10(b) to the extent Section 1.10(b) is applicable, in each case free and clear of any Adverse Claim;

            (v) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables originated by such Originator and the Related Assets in respect thereof, whether at the time of any purchase or at any subsequent time;

            (vi) any dispute, claim, offset, billing adjustment or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable originated by such Originator (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by such Originator, or any of its Affiliates, acting as Servicer or by any agent or independent contractor retained by such Originator or any of its Affiliates);

            (vii) any failure of such Originator to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under the Contracts;

            (viii) any breach of warranty, products liability or other claim, investigation, litigation or proceeding arising out of or in connection with merchandise, insurance or services which are the subject of any Contract relating to a Receivable originated by such Originator;

            (ix) the commingling by any Solectron Party of any portion of Collections of Receivables at any time with other funds;

            (x) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or the ownership of any Receivable or Related Asset;

            (xi) any requirement that all or a portion of the payments or distributions made to the Initial Purchaser pursuant to this Agreement shall be rescinded or otherwise must be returned to such Originator for any reason; or

            (xii) the breach of any covenant or any representation and warranty made by Solectron in the Solectron Credit Agreement.

      For purposes of this Article III, in determining whether any representation or warranty or information was true and correct, any qualification or limitation in such representation and warranty or information as to materiality, material adverse effect, knowledge or limitation on enforcement shall be disregarded.

     SECTION 3.2. Contribution. If for any reason the indemnification provided above in this Article III (and subject to the exceptions set forth therein) is unavailable to the Initial Purchaser or an Indemnified Party or is insufficient to hold the Initial Purchaser or an Indemnified Party harmless, then each Originator shall contribute to the maximum amount of Indemnified Amount payable or paid by the Initial Purchaser or such Indemnified Party in such proportion as is appropriate to reflect not only the relative benefits received by the Initial Purchaser or such Indemnified Party on the one hand and such Originator on the other hand, but also the relative fault of such Indemnified Party (if any) and such Originator and any other relevant equitable considerations.


                                   ARTICLE IV

                     ADMINISTRATION AND COLLECTIONS; ADDITIONAL RIGHTS
                  AND OBLIGATIONS IN RESPECT OF THE RECEIVABLES

      SECTION 4.1. Servicing of Receivables and Related Assets. Consistent with the Initial Purchaser's ownership of the Receivables and the Related Assets, the Initial Purchaser shall have the sole right to service, administer and collect the Receivables, to assign such right and to delegate such right to others. In consideration of the Initial Purchaser's purchase of the Receivables and the Related Assets, each Originator agrees to cooperate fully with the Initial Purchaser to facilitate the full and proper performance of such servicing, administering and collecting for the benefit of the Initial Purchaser, the Issuer and the Administrator. To the extent that the Initial Purchaser, individually or through the Servicer, has granted or grants powers of attorney to the Administrator under the Receivables Purchase Agreement, each Originator hereby grants a corresponding power of attorney on the same terms to the Initial Purchaser. Each Originator hereby acknowledges and agrees that the Initial Purchaser, in all of its capacities, shall assign to the Administrator for the benefit of the Issuer and the Administrator such powers of attorney and other rights and interests granted by such Originator to the Initial Purchaser hereunder, and agrees to cooperate fully with the Administrator in the exercise of such rights.

      SECTION 4.2.  Rights of the Initial Purchaser; Enforcement Rights.

      (a) The Initial Purchaser shall have no obligation to account for, to replace, to substitute or to return any Receivables or Related Assets to any Originator. Without limiting the foregoing, the Initial Purchaser shall have no obligation to account for, or to return to any Originator, Collections, or any interest or other finance charge collected pursuant thereto, without regard to whether such Collections and charges are in excess of the Purchase Price for such Receivables and Related Assets.

      (b) The Initial Purchaser shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Receivables and Related Assets (and other items covered by Section 1.2(c) and (d)), and all of the Initial Purchaser's right, title and interest in, to and under this Agreement, on whatever terms the Initial Purchaser shall determine, pursuant to the Receivables Purchase Agreement or otherwise.

      (c) The Initial Purchaser shall have the sole right to retain any gains or profits created by buying, selling or holding the Receivables and Related Assets and shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding, it being understood that this Section shall not limit the Initial Purchaser's rights and remedies pursuant to Article III or other provisions of this Agreement or pursuant to applicable law.

      (d) At any time following the designation of a Servicer (other than Solectron) pursuant to Section 4.1 of the Receivables Purchase Agreement:

            (i) the Administrator may direct the Obligors that payment of all amounts payable under any Pool Receivable be made directly to the Administrator or its designee;

            (ii) the Administrator may instruct any Originator to give notice of the Initial Purchaser's or the Issuer's interest in Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrator or its designee, and upon such instruction from the Administrator such Originator shall give such notice at the expense of such Originator; provided, that if such Originator fails to so notify each Obligor, the Administrator may so notify the Obligors; and

            (iii) the Administrator may request such Originator to, and upon such request such Originator shall, (A) assemble all of the records necessary or desirable to collect the Receivables and the Related Assets, and transfer or license the use of, to the new Servicer, all software necessary or desirable to collect the Receivables and the Related Assets, and make the same available to the Administrator or its designee at a place selected by the Administrator, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections with respect to the Receivables in a manner acceptable to the Administrator and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator or its designee.

      (e) Each Originator hereby authorizes the Initial Purchaser, and irrevocably appoints the Initial Purchaser as its attorney-in-fact with full power of substitution and with full authority in the place and stead of such Originator, which appointment is coupled with an interest, to take any and all steps in the name of such Originator and on behalf of such Originator necessary or desirable, in the determination of such Originator, to collect any and all amounts or portions thereof due under any and all Receivables originated by such Originator or Related Assets, including, without limitation, endorsing the name of such Originator on checks and other instruments representing Collections and enforcing such Receivables and Related Assets. Notwithstanding anything to the contrary contained in this subsection (e), none of the powers conferred upon such attorney-in-fact pursuant to the immediately preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

      SECTION 4.3. Responsibilities of each Originator. On and after the Effective Date, anything herein to the contrary notwithstanding:

            (a) Each Originator agrees to deliver any Collections that it receives, in the form so received, to Lock-Box Accounts in accordance with clause (j) of Exhibit III and agrees that all such Collections shall be deemed to be received in trust for the Initial Purchaser and shall be maintained and segregated separate and apart from all other funds and moneys of such Originator until such delivery; and

            (b) Each Originator shall (i) perform all of its obligations hereunder and under the Contracts related to the Receivables and Related Assets (and under its agreements with the Lock-Box Banks) to the same extent as if the Receivables, Related Assets and Lock-Box Accounts (and the other items described in Section 1.2(c) and 1.2(d)) had not been sold hereunder, and the exercise by the Initial Purchaser or its designee or assignee of the Initial Purchaser's rights hereunder or in connection herewith shall not relieve such Originator from such obligations and (ii) pay when due any taxes, including, without limitation any sales taxes, payable in connection with the Receivables and their creation and satisfaction. Notwithstanding anything to the contrary in this Agreement, the Initial Purchaser, the Administrator and the Issuer shall not have any obligation or liability with respect to any Receivable, Related Asset, or Lock-Box Account (or any other item described in Section 1.2(c) and 1.2(d)) nor shall any of them be obligated to perform any of the obligations of such Originator under any of the foregoing.

      SECTION 4.4. Further Action Evidencing Purchases. Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments, UCC financing statements and documents, and take all further action, reasonably requested by the Initial Purchaser or the Administrator in order to perfect, protect or more fully evidence the purchase of the Receivables and the Related Assets and Lock-Box Accounts (and the other items described in Section 1.3(b)) by the Initial Purchaser hereunder, or to enable the Initial Purchaser or the Administrator, the Issuer or any other Indemnified Party to exercise or enforce any of its or their respective rights or remedies hereunder or under any other Transaction Document or Program Support Agreement; provided that the Originators shall not be required pursuant to this
Section 4.4 to take any action that conflicts with any other provision of this Agreement or of the Receivables Purchase Agreement. Without limiting the generality of the foregoing, upon the request of the Initial Purchaser or the Administrator, such Originator will:

            (a) execute and file such UCC financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as the Initial Purchaser or the Administrator may reasonably determine to be necessary or appropriate; and

            (b) legend the related Contracts, to reflect the sale of the Receivables and Related Assets pursuant to this Agreement and the Receivables Purchase Agreement.

      Each Originator hereby authorizes the Initial Purchaser or its designee or assignee to file one or more UCC financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and Related Assets, in each case whether now existing or hereafter generated. If any Originator fails to perform any of its agreements or obligations under this Agreement, the Initial Purchaser or its designee or assignee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Initial Purchaser or its designee or assignee incurred in connection therewith shall be payable by such Originator under
Section 5.5.


                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION 5.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by an Originator or the Servicer therefrom shall be effective unless in a writing signed by the Administrator (and, in the case of an amendment, by the Administrator, such Originator and the Servicer), and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Initial Purchaser or Administrator to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      SECTION 5.2. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and sent or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by first class mail), and notices and communications sent by other means shall be effective when received.

      SECTION 5.3.   Acknowledgment and Consent.

      (a) Each of the Originators and the Guarantor acknowledges that, contemporaneously herewith or at any time hereafter, the Initial Purchaser (i) is assigning or will assign to the Issuer, pursuant to the Receivables Purchase Agreement, one or more undivided interests in all of the Initial Purchaser's rights, title and interest in, to and under the Receivables and Related Assets, and (ii) is assigning to the Administrator, pursuant to the Receivables Purchase Agreement, all of the Initial Purchaser's right, title and interest in, to and under this Agreement and the other Transaction Documents (and all rights, remedies, powers, privileges and claims of the Initial Purchaser under this Agreement (including Article VI) and the other Transaction Documents), it being understood that such assignment shall not relieve any party hereto from (or require the Issuer or the Administrator to undertake) the performance of any term, covenant or agreement on the part of any party hereto to be performed or observed under or in connection with this Agreement, any other Transaction Document, and any Pool Receivable or any Related Security. Each of the Originators and the Guarantor hereby consents to such assignments, including, without limitation, the assignment by the Initial Purchaser to the Administrator for its benefit and the benefit of the Issuer of (i) the right of the Initial Purchaser, at any time, to enforce this Agreement and any other Transaction Documents against such Originator and the Servicer, (ii) the right to appoint a successor to the Servicer as set forth therein, (iii) the right, at any time, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of such Originator or Guarantor thereunder to the same extent as the Initial Purchaser may do, and (iv) all of the Initial
Purchaser's rights, remedies, powers, privileges, and claims under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or any other Transaction Document or otherwise available at law or in equity). Each of the parties hereto acknowledges and agrees that the Issuer, the Administrator and the other
Affected Persons are third party beneficiaries of the rights of the Initial Purchaser arising hereunder and under the other Transaction Documents to which such Originator and the Guarantor is a party.

      (b) Each of the Originators and the Guarantor hereby agrees to execute all agreements, instruments and documents, and to take all other action, that the Initial Purchaser or the Administrator reasonably determines is necessary or reasonably desirable to evidence its consent described in Section 5.3(a); provided that neither the Originators nor the Guarantor shall be required pursuant to this Section 5.3 to execute any agreements, instruments or documents, or take any actions, that conflict with any other provision of this Agreement or of the Receivables Purchase Agreement.

      (c) Each of the Originators and the Guarantor hereby acknowledges that its obligations to the Administrator for its benefit and the benefit of the Issuer are and shall be, to the extent permitted by applicable law or not prohibited by any order of any court or administrative or regulatory authority, absolute and unconditional under any and all circumstances and shall be unaffected by any claims, offsets or other defenses such Originator or the Guarantor may have against the Initial Purchaser (other than in respect of the Initial Purchaser
Note), and each of such Originator and the Guarantor agrees that it shall not interpose any such claims, offsets or defenses as a defense to its performance of its obligations under the Transaction Documents to which it is a party.

      SECTION 5.4. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No Originator shall assign any of its rights or delegate its obligations hereunder or under any other Transaction Document or any interest herein or therein without the prior written consent of the Initial Purchaser and the Administrator. Without limiting any other rights that may be available under applicable law, the rights of the Initial Purchaser may be enforced through it or by its agents.

      SECTION V.5. Costs, Expenses and Taxes. In addition to the rights of indemnification granted under Article III, each Originator agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration (including, without limitation, periodic auditing of Receivables) of this Agreement and the other Transaction Documents, and any amendment, modification or waiver of any of the foregoing, including, without limitation, Attorney Costs for the Administrator, the Initial Purchaser and their respective Affiliates and agents with respect thereto and with respect to advising the Administrator, the Initial Purchaser and their respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents, and all costs and expenses, if any (including, without limitation,

Attorney  Costs),  of  the  Administrator,   the  Initial  Purchaser  and  their
respective Affiliates and agents, in connection with the enforcement of this Agreement and the other Transaction Documents.

      SECTION 5.6.   No Proceedings; Limitation on Payments.

      (a) Each party hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Initial Purchaser or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note is paid in full.

      (b) Notwithstanding any provisions contained in this Agreement to the contrary, the Initial Purchaser shall not, and shall not be obligated to, pay any amount pursuant to this Agreement unless the Initial Purchaser has excess cash flow from operations or has received funds with respect to such obligation which may be used to make such payment.

      SECTION 5.7.   GOVERNING LAW AND JURISDICTION.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION (OR THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF THE INITIAL PURCHASER IN THE RECEIVABLES AND THE OTHER ITEMS DESCRIBED IN SECTION 1.10(b) IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

            (b) EACH SOLECTRON PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF ILLINOIS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE

ADMINISTRATOR OR THE ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST ANY SOLECTRON PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH SOLECTRON PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT IN ANY COURT REFERRED TO IN THIS CLAUSE (b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.2. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      SECTION 5.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

      SECTION 5.9.  Survival of  Termination.  The  provisions  of Section 1.11,
Section 2.3,  Article III,  Article IV, Section 5.3,  Section 5.5,  Section 5.6,
Section 5.7, Section 5.10, Article VI and of this Section 5.9, shall survive any termination of this Agreement.

      SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR INDEMNIFIED PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, AMENDMENTS AND RESTATEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER

TRANSACTION DOCUMENT (INCLUDING WITHOUT LIMITATION ANY EXTENSION OF THE FACILITY TERMINATION DATE).

      SECTION 5.11. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof. The Exhibits, Schedules and Annexes to this Agreement shall be deemed incorporated by reference into this Agreement as if set forth herein.

     SECTION 5.12. Headings. The captions and headings of this Agreement and in any Exhibit hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

     SECTION 5.13. Several Obligations. The obligations of the Originators under this Agreement are several but not joint obligations.


                                   ARTICLE VI

                                    GUARANTEE

      SECTION  6.1.  Guarantee.   (a)  Guarantor  hereby   unconditionally  and
irrevocably covenants and agrees that it will cause Solectron California and Solectron Technology duly and punctually to perform and observe all of the terms, conditions, covenants, agreements (including, without limitation, agreements to make payments or deemed Collections) and indemnities under this Agreement and the other Transaction Documents strictly in accordance with the terms hereof and thereof and that if for any reason whatsoever Solectron California or Solectron Technology shall fail to so perform and observe such terms, conditions, covenants, agreements and indemnities, Guarantor will duly and punctually perform and observe the same.

      (b) The liabilities and obligations of Guarantor under this Section 6.1 shall be absolute and unconditional under all circumstances and shall be performed by Guarantor regardless of (i) whether the Initial Purchaser, the Administrator, or the Issuer shall have taken any steps to collect from Solectron California or Solectron Technology any of the amounts payable by Solectron California or Solectron Technology to the Initial Purchaser or shall otherwise have exercised any of their rights or remedies under this Agreement or the other Transaction Documents against Solectron California or Solectron Technology or against any Obligor under any of the Pool Receivables, (ii) the validity, legality or enforceability of this Agreement or any other Transaction Documents, or the disaffirmance of any thereof in any event of bankruptcy relating to Solectron California, (iii) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of this Agreement or any other Transaction Document or any of the rights of Initial Purchaser, the Administrator or the Issuer as against Solectron California, or Solectron Technology, or as against any Obligor under any of such Pool Receivables or which might cause or permit to be invoked any alteration in time, amount, manner of payment or performance of any amount payable by Solectron California or Solectron Technology to the Initial Purchaser, the

Administrator or the Issuer under the Transaction Documents, (iv) the merger or consolidation of Solectron California or Solectron Technology into or with any corporation or any sale or transfer by Solectron California or Solectron Technology of all or any part of its property, (v) the existence or assertion of any Adverse Claim with respect to any Pool Receivable, or (vi) any other circumstance whatsoever (with or without notice to or knowledge of Guarantor) which may or might in any manner or to any extent vary the risk of Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being the purpose and intent of Guarantor that the liabilities and obligations of Guarantor under this Section 6.1 shall be absolute and unconditional under any and all circumstances, and shall not be discharged except by payment and performance as in this Agreement provided. The guaranty set forth in this Section 6.1 is a guaranty of payment and performance and not just of collection.

      (c) Without in any way affecting or impairing the liabilities and obligations of Guarantor under this Section 6.1, the Initial Purchaser, the Administrator and the Issuer may at any time and from time to time in its discretion, without the consent of, or notice to, Guarantor, and without releasing or affecting Guarantor's liability hereunder, (i) extend or change the time, manner, place or terms of any Transaction Document, (ii) settle or compromise any of the amounts payable by Solectron California or Solectron Technology to the Initial Purchaser, the Administrator or the Issuer under any Transaction Document or subordinate the same to the claims of others, (iii) retain or obtain a lien upon or security interest in any property to secure any of the obligations under any Transaction Document, (iv) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to any of the obligations due under any Transaction Document, or (v) release or fail to perfect any lien upon or security interest in, or impair, surrender, release or permit any substitution in exchange for, all or any part of any property securing any of the obligations under any Transaction Document, it being understood that nothing contained in this Section 6.1(c) shall give the Initial Purchaser, the Administrator or the Issuer the right to take any of the foregoing actions if not permitted by the other provisions of this Agreement, by law or otherwise.

      (d) The provisions of this Section 6.1 shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the amounts payable by Solectron California or Solectron Technology, to the Initial Purchaser, the Administrator or the Issuer under any Transaction Document is rescinded or must otherwise be restored or returned by any of such Persons, as the case may be, upon any event of bankruptcy involving Solectron California or Solectron Technology, or otherwise, all as though such payment had not been made. Guarantor hereby waives (i) notices of the occurrence of any default under any Transaction Document, (ii) any requirement of diligence or promptness on the part of the Initial Purchaser, the Administrator or the Issuer in making demand, commencing suit or exercising any other right or remedy under any Transaction Document, or otherwise, and (iii) any right to require the Initial Purchaser, the Administrator or the Issuer to exercise any right or remedy against Solectron California or Solectron Technology or the Pool Receivables prior to enforcing any of their rights against Guarantor under this Section 6.1. Guarantor agrees that, in the event of an event of bankruptcy with respect to Solectron California or Solectron Technology, and if such event shall occur at a time when all of the indemnified amounts and other amounts due under any Transaction Document may not then be due and payable,

Guarantor will pay to Initial Purchaser or the Administrator or the Issuer, as the case may be, forthwith the full amount which would be payable hereunder by Guarantor if all such indemnified amounts and other obligations were then due and payable. Without limiting the foregoing, Guarantor hereby expressly waives any and all benefits of California Civil Code Sections 2787 through 2855, inclusive, 2899 and 3433 and California Code of Civil Procedure Sections 580(a), 580(b), 580(d) and 726.

      Nothing in this Section 6.1 shall be construed to impose any liability or obligation on Guarantor for any losses in respect of the collectibility of any Receivable that would constitute credit recourse to Solectron California or Solectron Technology for the amount of any Receivable or Related Asset not paid by the applicable Obligor.

      SECTION 6.2. Representation and Warranty. Guarantor represents and warrants that it now has, and will continue to have, independent means of obtaining information concerning the affairs, financial condition and business of Solectron California, Solectron Technology, and the Initial Purchaser. Neither the Administrator or the Issuer shall have any duty or responsibility to provide Guarantor with any credit or other information concerning the affairs, financial condition or business of Solectron California, Solectron Technology, and the Initial Purchaser which may come into the possession of the Administrator or the Issuer.

      SECTION 6.3. Subrogation. Guarantor will not exercise or assert any rights which it may acquire by way of subrogation under any Transaction Document unless and until all of the obligations of Solectron California and Solectron Technology shall have been paid and performed in full. If any payment shall be made to Guarantor on account of any subrogation rights at any time when all of the obligations of Solectron California or Solectron Technology shall not have been paid and performed in full, each and every amount so paid will be held in trust for the benefit of the Initial Purchaser, the Administrator and the Issuer and any other applicable Person and forthwith be paid to the Administrator to be credited and applied to the obligations of Solectron California or Solectron Technology to the extent then unsatisfied, in accordance with the terms of the Transaction Documents or any document delivered in connection with the Transaction Documents, as the case may be.


                              [SIGNATURES FOLLOW]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                   SOLECTRON   CORPORATION,  as the Guarantor,
                                   as  an Originator and as Servicer

                                   By: /s/ Susan A. Wang
                                   Name: Susan A. Wang
                                   Title: Sr. Vice President, CFO and Secy.

                                   847 Gibraltar Drive, Building 5
                                   Milpitas, California 95035
                                   Attention: Treasurer
                                   Telephone: (408) 956-6577
                                   Facsimile: (408) 956-6062



                                   SOLECTRON TECHNOLOGY, INC.,
                                   as an Originator

                                   By: /s/ Robert Aeschliman
                                   Name: Robert Aeschliman
                                   Title: Assistant Secretary

                                   6800 Solectron Drive
                                   Charlotte, North Carolina 28262


                                   Attention:
                                   Telephone:
                                   Facsimile:

                                   SOLECTRON CALIFORNIA CORPORATION,
                                   as an Originator

                                   By: /s/ Susan A. Wang
                                   Name: Susan A. Wang
                                   Title: Chief Financial Officer and Secretary

                                   847 Gibraltar Drive, Building 5
                                   Milpitas, California 95035
                                   Attention: Treasurer
                                   Telephone: (408) 956-6577
                                   Facsimile: (408) 956-6062

                                   SOLECTRON FUNDING CORPORATION, as
                                   Initial Purchaser

                                   By: /s/ Susan A. Wang
                                   Name: Susan A. Wang
                                   Title: President

                                   847 Gibraltar Drive, Building 5
                                   Milpitas, California 95035
                                   Attention: Treasurer
                                   Telephone: (408) 956-6577
                                   Facsimile: (408) 956-6062

                                EXHIBIT I

                            CONDITIONS OF PURCHASES


      1. Conditions Precedent to the Effectiveness of this Agreement. Any purchase under the Purchase and Sale Agreement is subject to the condition precedent that the Initial Purchaser shall have received each of the following (with copies to the Administrator), on or before the date of such purchase, each in form and substance (including the date thereof) satisfactory to the Initial Purchaser and the Administrator:

            (a) The Second Amended and Restated Receivables Purchase Agreement, duly executed by the parties thereto, together with evidence reasonably satisfactory to the Initial Purchaser that all conditions precedent to the initial purchase of an undivided interest thereunder shall have been met;

            (b)   Duly executed counterparts of the Lock-Box Agreements;

            (c) Evidence that a capital contribution of Receivables having an aggregate Outstanding Balance of not less than $10,000,000 shall have been made to the Initial Purchaser thereunder by Solectron Corporation; and

            (d) Such other agreements, instruments, UCC financing statements, certificates, opinions and other documents as the Initial Purchaser or the Administrator may reasonably request.

      2. Certification as to Representations and Warranties. Each Originator, by accepting the Purchase Price paid for each purchase of Receivables and Related Assets on any day, shall be deemed to have certified that its representations and warranties contained in paragraphs (e), (f), (h), (j), (k), (o), (p) and
(q), Exhibit II to the Purchase and Sale Agreement are true and correct on and as of such day, with the same effect as though made on and as of such day.

      3. Effect of Payment of Purchase Price. Upon the payment of the Purchase Price (whether in cash or by an increase in the principal amount outstanding under the applicable Initial Purchaser Note) for any purchase of Receivables and Related Assets, title to such Receivables and Related Assets shall vest in the Initial Purchaser, whether or not the conditions precedent to such purchase were in fact satisfied; provided that the Initial Purchaser shall not be deemed to have waived any claim it may have under the Purchase and Sale Agreement for the failure by any Originator in fact to satisfy any such condition precedent.

      4. Conditions Precedent to All Purchases. Each purchase under the Purchase and Sale Agreement is subject to the condition precedent that the agreement of each Originator to sell

Receivables and Related Assets, and the agreement of the Initial Purchaser to purchase Receivables and Related Assets, shall not have terminated pursuant to
Section 2.3 of the Purchase and Sale Agreement.

                                 EXHIBIT II

                        REPRESENTATIONS AND WARRANTIES


      In order to induce the Initial Purchaser to enter into the Purchase and Sale Agreement and to make purchases thereunder, each Originator hereby represents and warrants as follows:

            (a) Organization and Good Standing. Such Originator is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, and is duly qualified to do business, and is in good standing, in every other jurisdiction where the failure to so qualify could reasonably be expected to result in a material adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of such Originator and any of its subsidiaries taken as a whole, the ability of such Originator to perform its obligations under the Purchase and Sale Agreement, or the rights of or benefits available to the Initial Purchaser hereunder.

            (b) Due Qualification; No Conflicts. The execution, delivery and performance by such Originator of the Purchase and Sale Agreement and the other Transaction Documents to which it is a party, including, without limitation, such Originator's use of the proceeds of purchases, (i) are within such Originator's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene or result in a default under or conflict with (1) such Originator's certificate of incorporation or by-laws, (2) any material law, rule or regulation applicable to such Originator, (3) any contractual restriction binding on or affecting such Originator or its property (including, without limitation, the Solectron Credit Agreement) or (4) any order, writ, judgment, award, injunction or decree binding on or affecting such Originator or its property and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. The Purchase and Sale Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by such Originator.

            (c) Consents.  No  authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by such Originator of the Purchase and Sale Agreement or any other Transaction Document to which it is a party (other than UCC financing statements filed on or prior to the date of the initial purchase under the Purchase and Sale Agreement, all of which have been filed in the appropriate jurisdiction).

            (d) Binding Obligations. Each of the Purchase and Sale Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of such Originator enforceable against such Originator in accordance with its terms.

            (e) Financial Statements. The balance sheets of Solectron and its subsidiaries, in each case as at September 30, 1998 and the related statements of income and retained earnings of Solectron and its subsidiaries, in each case for the fiscal year then ended, copies of which have been furnished to the Administrator, fairly present the financial condition of Solectron and its subsidiaries, as at such date and the results of the operations of Solectron and its subsidiaries, for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since September 30, 1998 there has been no material adverse change in the business, operations, property or financial or other condition or operations of Solectron any of its subsidiaries, the ability of any Originator to perform its obligations under the Purchase and Sale Agreement or the other Transaction Documents, the collectibility of the Receivables, or which affects the legality, validity or enforceability of the Purchase and Sale Agreement or the other Transaction Documents.

            (f) No Proceedings. There is no pending or threatened action or proceeding affecting such Originator or any of its subsidiaries before any Governmental Authority or arbitrator which could reasonably be expected to materially adversely affect the business, operations, property, financial or other condition or operations of such Originator or any of its subsidiaries, the ability of such Originator to perform its obligations under the Purchase and Sale Agreement or the other Transaction Documents or the collectibility of the Receivables, or which affects or purports to affect the legality, validity or enforceability of the Purchase and Sale Agreement or the other Transaction Documents.

            (g) Securities Exchange Act. No proceeds of any purchase will be used to acquire any equity security of a class which is registered or required to be registered pursuant to Section 12 of the Securities Exchange Act of 1934.

            (h) Quality of Title; Valid Sale; Etc. Upon its creation and prior to its sale (or contribution) to the Initial Purchaser under the Purchase and Sale Agreement, such Originator is the legal and beneficial owner of each of the Receivables and Related Assets and the items described in
      Section 1.2(c) and 1.2(d) of the Purchase and Sale Agreement free and clear of any Adverse Claim; and (i) upon each purchase (or contribution) the Initial Purchaser shall acquire a valid and enforceable first priority perfected ownership interest in each Receivable then existing or thereafter arising, in the Related Assets with respect thereto, and the items described in Section 1.2(c) and 1.2(d) of the Purchase and Sale Agreement, free and clear of any Adverse Claim; or (ii) the Purchase and Sale Agreement creates a security interest in favor of the Initial Purchaser in the items described in Section 1.10(b) of the Purchase and Sale Agreement, and the Initial Purchaser has a first priority perfected security interest in such items, free and clear of any Adverse Claims. Each Receivable constitutes an "account" as such term is defined in the UCC. No effective UCC financing statement or other instrument similar in effect covering any Receivable or Related Asset with respect thereto or any Lock-Box Account or any other item described in Section 1.10(b) of the Purchase and Sale Agreement is on file in any recording office, except those filed in favor of the Initial Purchaser pursuant to the Purchase and Sale Agreement and in favor of the Administrator pursuant to the Receivables Purchase Agreement.

            (i) Accuracy of Information. Each report, information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of such Originator to the Initial Purchaser or the Administrator in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Administrator at such time) as of the date so furnished, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

            (j) Principal Place of Business. The principal place of business and chief executive office (as such terms are used in the UCC) of such Originator and the office where such Originator keeps its records concerning the Receivables are located at the address referred to in paragraph (b) of Exhibit III to the Purchase and Sale Agreement (or at such other addresses designated in accordance with such paragraph (b)), and during the six years prior to the initial purchase under the Purchase and Sale Agreement such principal place of business, chief executive office and office were located at such address.

            (k) Lock-Box Banks, Accounts. Such Originator has irrevocably instructed all of the Obligors to make payments on the Receivables only to the Lock-Box Accounts or to one or more post office boxes covered by a Lock-Box Agreement; provided that, consistent with its efforts to maximize Collections and its month-end collection practices in effect as of the date of the Purchase and Sale Agreement, such Originator may permit Obligors to make payments on Receivables directly to such Originator so long as the Rated Long Term Debt of Solectron is Investment Grade or otherwise with the prior written consent of the Administrator. Except as contemplated by the Lock-Box Agreements, no Person other than employees of such Originator has signing authority with respect to, or otherwise has the power to withdraw funds from or to direct amounts on deposit in, the Lock-Box Accounts and any related deposit accounts or post office boxes. The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Schedule II to the Receivables Purchase Agreement (except as permitted by paragraph (i) of Exhibit III to the Purchase and Sale Agreement). Each Lock-Box Bank has complied with all the terms of its Lock-Box Agreement.

            (l) No Violation. Such Originator is not in violation of any order of any court, arbitrator or Governmental Authority.

            (m) Proceeds. No proceeds of any purchase will be used for any purpose that violates any applicable law, rule or regulation, including, without limitation, Regulation U of the Federal Reserve Board.

            (n) No Purchase and Sale Termination Events. No event has occurred and is continuing, or would result from a purchase, in respect of the Receivables or Related Assets or from the application of the proceeds therefrom, which constitutes a Purchase and Sale Termination Event.

            (o)  Maintenance of Books and Records;  Taxes.  Such  Originator has
      accounted for each sale (and contribution) of Receivables and Related Assets in its books and financial statements as sales (or, in the case of contributions, as capital contributions), consistent with Generally Accepted Accounting Principles. In addition, each Originator shall treat, and, to the extent such treatment affects its returns or tax liabilities, report, the sale of Receivables and Related Assets as a true sale for tax purposes.

            (p) Credit and Collection Policy. Such Originator has complied in all material respects with the Credit and Collection Policy with regard to each Receivable.

            (q) Solvency. Such Originator is Solvent; and at the time of (and immediately after) each purchase pursuant to the Purchase and Sale Agreement, such Originator shall have been Solvent.

            (r) Compliance with Transaction Documents. Such Originator has complied with all of the terms, covenants and agreements contained in the Purchase and Sale Agreement and the other Transaction Documents and applicable to it.

            (s) Corporate Name. Such Originator's complete corporate name is set forth in the preamble to the Purchase and Sale Agreement, and such Originator does not use and has not during the last six years used any other corporate name, trade name, doing business name or fictitious name, except for names first used after the date of the Purchase and Sale Agreement and set forth in a notice delivered to the Administrator pursuant to clause (b) of Exhibit III to the Purchase and Sale Agreement.

            (t) No Labor Disputes. There are no strikes, lockouts or other labor disputes against such Originator or any of its subsidiaries, or, to the best of such Originator's knowledge, threatened against or affecting such Originator or any of its subsidiaries, and no significant unfair labor practice complaint is pending against such Originator or any of its subsidiaries or, to the best knowledge of such Originator, threatened against any of them by or before any Governmental Authority.

            (u) Pension Plans. During the preceding twelve months, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by such Originator of any material liability, fine or penalty. Such Originator has no contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of title I of ERISA.

            (v) Investment Company Act. Such Originator is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

                                   EXHIBIT III

                                   COVENANTS


      Until the later of the Purchase and Sale Termination Date and the Final Payout Date each Originator covenants and agrees, as to itself, as follows:

            (a) Compliance with Laws, Etc. Such Originator shall comply in all material respects with all applicable laws, rules, regulations and orders, and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not materially adversely affect the collectibility of the Receivables or the enforceability of any related Contract or the ability of such Originator to perform its obligations under any related Contract or under the Purchase and Sale Agreement.

            (b) Offices, Records and Books of Account; Etc.   Such Originator:

                   (i) shall  keep its  principal  place of  business  and chief executive office (as such terms are used in the UCC) and the office where it keeps its records concerning the Receivables at the address of such Originator set forth under its name on the signature page to the Purchase and Sale Agreement or, upon at least 30 days' prior written notice of a proposed change to the Administrator, at any other locations in jurisdictions where all actions reasonably requested by the Administrator to protect and perfect the interest of the Initial Purchaser, the Administrator and the Issuer in the Receivables and related items (including without limitation the items described in Section 1.10(b) of the Purchase and Sale Agreement) have been taken and completed; and

                  (ii) shall  provide the  Administrator  with at least 30 days'
            written notice prior to making any change in such Originator's name or making any other change in such Originator's identity or corporate structure (including, without limitation, a merger) which could render any UCC financing statement filed in connection with the Purchase and Sale Agreement "seriously misleading" as such term is used in the UCC; each notice to the Administrator pursuant to this sentence shall set forth the applicable change and the effective date thereof.

      Such Originator also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Receivables

      (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).

            (c) Performance and Compliance with Contracts and Credit and Collection Policy. Such Originator shall at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract.

            (d) Ownership Interest, Etc. Such Originator shall, at its expense, take all action necessary or desirable to establish and maintain a valid and enforceable first priority perfected ownership interest in the Receivables, the Related Assets, and the items described in Section 1.2(c) and (d) of the Purchase and Sale Agreement to the extent transferred pursuant to the terms of Section 1.3 of the Purchase and Sale Agreement, or a first priority perfected security interest in the items described in
      Section 1.10(b) of the Purchase and Sale Agreement, in each case free and clear of any Adverse Claim, in favor of the Initial Purchaser, including, without limitation, taking such action to perfect, protect or more fully evidence the interest of the Initial Purchaser under the Purchase and Sale Agreement as the Administrator may reasonably request.

            (e) Sales, Liens, Etc. Other than a sale to the Initial Purchaser as contemplated by the Purchase and Sale Agreement, such Originator shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any or all of its right, title or interest in, to or under, (i) any item described in Section 1.2(c) and (d) or Section 1.10(b) of the Purchase and Sale Agreement or (ii) any post office box to which any payments in respect of any Receivable are sent, including, without limitation, any assignment of any right to receive income in respect of items contemplated by clause (i) or (ii) of this paragraph (e).

            (f) Extension or Amendment of Receivables. On and after the Effective Date, such Originator shall not extend the maturity or adjust the Outstanding Balance or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any related Contract; provided that this clause (f) shall not limit the ability of the Servicer to take such actions pursuant to the Receivables Purchase Agreement.

            (g) Change in Business or Credit and Collection Policy. Such Originator shall not make any material change in the character of its business or in the Credit and Collection Policy that would adversely affect the collectibility of the Receivables or the enforceability of any related Contract or the ability of such Originator to perform its obligations under any related Contract or under the Purchase and Sale Agreement without the prior written consent of the Administrator.


                                     III-2

            (h) Audits.  Such Originator shall, from time to time during regular business hours with prior written notice to it as reasonably requested by the Administrator, permit the Administrator, or its agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Originator relating to Receivables and the Related Assets (including, without limitation, the related Contracts and any books, records and documents relating to the identification of Obligors and agings, charge-offs, offsets and delinquencies of Receivables), and (ii) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Assets or such Originator's performance hereunder or under the Contracts with any of the officers, employees, agents or contractors of such Originator having knowledge of such matters.

            (i) Change in Lock-Box Banks, Lock-Box Accounts and Payment Instructions to Obligors. Such Originator shall not add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account from those listed in Schedule II to the Receivables Purchase Agreement, or make any change in its instructions to Obligors regarding payments to be made to such Originator or payments to be made to any Lock-Box Account (or related post office box), unless the Administrator shall have consented thereto in writing and the Administrator shall have received copies of all agreements and documents (including, without limitation, Lock-Box Agreements) that it may reasonably request in connection therewith.

            (j) Deposits to Lock-Box Accounts. Such Originator shall (i) instruct all Obligors to make payments of all Receivables only to one or more Lock-Box Accounts or to post office boxes which are covered by Lock-Box Agreements and to which only Lock-Box Banks have access, provided that, consistent with its efforts to maximize Collections and its month-end collection practices in effect as of the date of the Purchase and Sale Agreement, such Originator may permit Obligors to make payments on Receivables directly to such Originator so long as the Rated Long Term Debt of Solectron is Investment Grade or otherwise with the prior written consent of the Administrator, (ii) instruct the Lock-Box Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis, and (iii0 deposit, or cause to be deposited, any Collections of Receivables received by it into Lock-Box Accounts not later than three Business Days after receipt thereof. Each Originator will not deposit or otherwise credit, or cause or permit to be deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Receivables or interest accruing on amounts held in such account.

            (k) Marking of Records. At its expense, on or before the Effective Date, such Originator shall mark its master data processing records relating to Receivables and related Contracts, including with a legend evidencing that the Receivables and related Contracts (and interests therein) have been sold (or, in the case of contributions, transferred as a capital

                                     III-3
contribution) in accordance with the Purchase and Sale Agreement and/or the Receivables Purchase Agreement.

          (l) ERISA Matters. Such Originator shall notify the Administrator as soon as is practicable and in any event not later than two Business Days after (i) the institution of any steps by such Originator or any other Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a lien under section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that such Originator furnish a bond or other security to the PBGC or such Pension Plan or (iv) the occurrence of any other event concerning any Pension Plan which is reasonably likely to result in a material adverse effect on the business, operations, property or financial or other condition of such Originator or any other Solectron Party.

          (m) Separate Corporate Existence of the Initial Purchaser. Each of the Initial Purchaser, the Originators and Solectron hereby acknowledges that the Initial Purchaser, the Issuer and the Administrator entered into the Original Purchase and Sale Agreement, the Original Receivables Sale Agreement and the Amended and Restated Receivables Sale Agreement and are entering into the transactions contemplated by this Agreement and by the Receivables Purchase Agreement in reliance upon the Initial Purchaser's identity as a legal entity separate from its Affiliates. Therefore, each of the Initial Purchaser, such Originator and Solectron shall take all steps to continue the Initial Purchaser's identity as such a separate legal entity and to make it apparent to third Persons that the Initial Purchaser is an entity with assets and liabilities distinct from those of its Affiliates and those of any other Person, and not a division of any of its Affiliates or any other Person. Without limiting the generality of the foregoing, each of the Initial Purchaser, each Originator and Solectron will, and will cause its Affiliates to, take such actions as shall be required in order that:

               (i) The Initial Purchaser will be a limited purpose corporation whose primary activities are restricted in its articles of incorporation to purchasing Pool Receivables from such Originator (or other Persons approved in writing by the Administrator), entering into agreements for the servicing of such Pool Receivables, selling undivided interests in the Pool Receivables to the Issuer and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

               (ii) At all times, at least one member of the Initial Purchaser's Board of Directors shall be an individual who is and has never been a direct, indirect or beneficial stockholder, officer, director (except in his capacity as a member of the Initial Purchaser's Board of Directors), employee, Affiliate, associate, customer or supplier of any of the Initial Purchaser or of any of the Initial Purchaser's Affiliates;

               (iii) No director or officer of the Initial Purchaser shall at any time serve as a trustee in bankruptcy for any of its Affiliates;

                                     III-4

               (iv) Any employee, consultant or agent of the Initial Purchaser will be compensated from the Initial Purchaser's own bank accounts for services provided to the Initial Purchaser except as provided in the Agreement in respect of the Servicing Fee. The Initial Purchaser will engage no agents other than a Servicer for the Pool Receivables, which Servicer (if an Affiliate) will be fully compensated for its services to the Initial Purchaser by payment of the Servicing Fee;

               (v) The Initial Purchaser may incur indirect or overhead expenses for items shared between the Initial Purchaser and any of its Affiliates which are not reflected in the Servicing Fee, such as legal, auditing and other professional services, but such expenses will be allocated to the extent practical on the basis of cost, it being understood that Solectron shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including legal and other fees;

               (vi) The Initial Purchaser's operating expenses will not be paid by any of its Affiliates;

               (vii) The Initial Purchaser will have its own separate telephone number, stationery and bank checks signed by it and in its own name and, if it uses premises leased, owned or occupied by any of its Affiliates, its portion of such premises will be defined and separately identified and it will pay such other Affiliates reasonable compensation for the use of such premises;

               (viii) The books and records of the Initial Purchaser will be maintained separately from those of its Affiliates;

               (ix) The assets of the Initial Purchaser will be maintained in a manner that facilitates their identification and segregation from those of its Affiliates; and the Initial Purchaser will strictly observe corporate formalities in its dealings with each of its Affiliates;

               (x) The Initial Purchaser shall not maintain joint bank accounts with any of its Affiliates or other depository accounts to which any of its Affiliates (other than Solectron (or any of its Affiliates) in its capacity as the Servicer under this Agreement or under the Receivables Purchase Agreement) has independent access;

               (xi) The Initial Purchaser shall not, directly or indirectly, be named and shall not enter into any agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any other Solectron Party or any Affiliate of any other Solectron Party unless it pays a proportional share of the premium relating to any such insurance policy;


                                     III-5

                  (xii) The Initial Purchaser will maintain arm's-length relationships with each of its Affiliates. Any of its Affiliates that renders or otherwise furnishes services or merchandise to the Initial Purchaser will be compensated by the Initial Purchaser at market rates for such services or merchandise;

                  (xiii) Neither the Initial Purchaser, on the one hand, nor any of its Affiliates, on the other hand, will be or will hold itself out to be responsible for the debts of the other or the decisions or actions in respect of the daily business and affairs of the other; and

                  (xiv) Every representation and warranty of the Initial Purchaser, such Originator and Solectron contained in the officer's certificates delivered in connection with the opinion of Murphy Sheneman Julian & Rogers pursuant to Section 1(j) of Exhibit II of the Receivables Purchase Agreement, is true and correct in all material respects as of the date hereof; and each of the Initial Purchaser, such Originator and Solectron shall comply with all of the assumptions set forth in such opinion and with all of its respective covenants and other obligations set forth in such officer's certificates.

                                     III-6

                               EXHIBIT IV

                     PURCHASE AND SALE TERMINATION EVENTS


      Each of the following events or occurrences described in this Exhibit IV shall constitute a "Purchase and Sale Termination Event":

            (a) The Servicer shall (i) fail to deliver the Seller Report pursuant to the Purchase and Sale Agreement and such failure shall remain unremedied for five days, (ii) fail to make when due any payment or deposit to be made by it under the Purchase and Sale Agreement, or (iii) fail to perform or observe any other term, covenant or agreement under the Purchase and Sale Agreement and such failure shall remain unremedied for ten (10) days; or

            (b) Any Originator or the Guarantor shall fail to make any payment required under the Purchase and Sale Agreement and such failure shall remain unremedied for two Business Days; or

            (c) Any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with the Purchase and Sale Agreement or any other information or report delivered by such Originator or the Servicer pursuant to the Purchase and Sale Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

            (d) Any Originator or the Guarantor shall fail to perform or observe
      (i) any term, covenant or agreement contained in paragraphs (d), (f), (g),
      (i), (j) and (l) of Exhibit III to the Purchase and Sale Agreement and, in the case of any such failure to paragraphs (i) and (j) that is solely the result of the termination of the applicable Lock-Box Agreement by Bank of America National Trust and Savings Association, such failure shall remain unremedied for fourteen (14) days or (ii) any other term, covenant or agreement contained in the Purchase and Sale Agreement on its part to be performed or observed and the failure to perform such other term, covenant or agreement referred to in this clause (ii) shall remain unremedied for thirty (30) days; or

            (e) The Purchase and Sale Agreement shall for any reason (other than pursuant to the terms thereof) (i) cease to create in favor of the Initial Purchaser a valid and enforceable first priority perfected ownership interest in each Receivable, the Related Assets, and the items described in Section 1.2(c) and (d) of the Purchase and Sale Agreement, or (ii) cease to create, with respect to the items described in Section 1.10(b) of the Purchase and Sale Agreement, a valid and enforceable first priority perfected security interest in favor of the Initial Purchaser, in each case free and clear of any Adverse Claim; or

            (f) Any Originator or any of its subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Originator or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or such Originator or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this clause (f); or

            (g)   Any Change of Control shall occur; or

            (h)   A Termination Event shall have occurred.

                                                                         ANNEX A

                        FORM OF INITIAL PURCHASER NOTE

                            [AMENDED AND RESTATED]
                        NON-NEGOTIABLE PROMISSORY NOTE


                                                             Chicago, Illinois
                                                             February 22, 1999

      FOR VALUE RECEIVED, the undersigned, SOLECTRON FUNDING CORPORATION, a Delaware corporation (the "Initial Purchaser"), promises to pay to [NAME OF ORIGINATOR], a [California] [Delaware] corporation (the "Originator"), on the terms and subject to the conditions set forth herein and in the Purchase and Sale Agreement referred to below, the aggregate unpaid Purchase Price of all Receivables and Related Assets purchased and to be purchased by the Initial Purchaser pursuant to the Purchase and Sale Agreement (subject to adjustment pursuant to Section 1.9 of such Purchase and Sale Agreement).

      1. Purchase and Sale Agreement. This [Amended and Restated] Non-Negotiable Promissory Note (this "Note") is the "Initial Purchaser Note" described in, and is subject to the terms and conditions set forth in, that certain Amended and Restated Purchase and Sale Agreement, dated as of February 22, 1999 (as amended and in effect on the date hereof and as the same may be amended, amended and restated, or otherwise modified in accordance with its terms, the "Purchase and Sale Agreement"), among the Originator, the other "Originators" referred to therein, Solectron Corporation, as Servicer and Guarantor, and the Initial Purchaser. Reference is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of the Initial Purchaser and the Originator. In the case of any conflict or inconsistency between the terms of this Note and the terms of the Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control.

      2. Definitions. Capitalized terms used (but not defined) herein have the meanings ascribed thereto in the Purchase and Sale Agreement. In addition, as used herein, the following terms have the following meanings:

               "Final Maturity Date" means the date that falls ninety one (91) days after the later of (x) the Purchase and Sale Termination Date and
          (y) the date all amounts due to the Issuer, the Administrator, any Indemnified Party or any Affected Person under the Receivables Purchase Agreement have been paid in full.

               "Junior   Liabilities"  means  all  obligations  of  the  Initial
          Purchaser to the Originator under this Note.

               "Senior Agent" means Bank of America National Trust and Savings Association, as the Administrator and the Parallel Asset Purchase Administrator.

          "Senior Interests" means (a) the undivided percentage ownership interests acquired by the Issuer pursuant to the Receivables Purchase Agreement, (b) the undivided percentage ownership interests acquired by the Parallel Purchasers pursuant to the Parallel Purchase Agreement and (c) all obligations of the Initial Purchaser to the Senior Interest Holders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due on or before the Final Maturity Date.

               "Senior Interest Holders" means,  collectively,  the Issuer,  the
          Administrator,   the  Parallel   Purchasers,   the  Parallel  Purchase
          Administrator and the other Affected Persons and Indemnified Parties.

               "Subordination  Provisions"  means,  collectively,   clauses  (a)
          through (k) of Section 7 hereof.

      3. Interest. Subject to the Subordination Provisions, the Initial Purchaser promises to pay interest on the aggregate unpaid principal amount of this Note outstanding on each day (a) prior to the final payment in full and in cash of the Senior Interests, at a variable rate per annum equal to the Discount Rate Percentage, determined as of the then most recent Payment Date, and (b) after such final payment, at a variable rate per annum equal to the Base Rate, as determined by the Servicer.

      4. Interest Payment Dates. Subject to the Subordination Provisions, the Initial Purchaser shall pay accrued interest on this Note on June 1 and November 1 of each calendar year and on the Final Maturity Date (or, if any such day is not a Business Day, the next succeeding Business Day). The Initial Purchaser also shall pay accrued interest on the principal amount of each prepayment hereof on the date of each such prepayment.

      5. Basis of Computation. Interest accrued hereunder shall be computed for the actual number of days elapsed on the basis of a 360-day year.

      6. Principal Payment Dates. Subject to the Subordination Provisions, any unpaid principal of this Note shall be paid on the Final Maturity Date (or, if such date is not a Business Day, the next succeeding Business Day). Subject to the Subordination Provisions, the principal amount of and accrued interest on this Note may be prepaid on any Business Day without premium or penalty.

      7. Subordination Provisions. The Initial Purchaser covenants and agrees, and the [name of Originator], by its acceptance of this Note, likewise covenants and agrees, that the payment of all Junior Liabilities is hereby expressly subordinated in right of payment to the payment and performance of the Senior Interests to the extent and in the manner set forth in the following clauses of this Section 7:

            (a) No payment or other distribution of the Initial Purchaser's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Note except to the extent such payment or other distribution is permitted under (i)

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

clause (m) of Exhibit IV to the Receivables Purchase Agreement and the Parallel Purchase Agreement and (ii) Section 4 or Section 6 of this Note;

            (b) (i) In the event of any Insolvency Proceeding with respect to the Initial Purchaser, and (ii) on and after the occurrence of the Purchase and Sale Termination Date, the Senior Interests shall first be paid and performed in full and in cash before each Originator shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities. In order to implement the foregoing: (x) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the Originator would be entitled except for this subsection 7(b) shall be made directly to the Senior Agent (for the benefit of the Senior Interest Holders); and (y) the Originator hereby irrevocably agrees that the Issuer or the Parallel Purchasers (or the Senior Agent acting on their behalf), in the name of the Originator or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Insolvency Proceeding with respect to any and all claims of the Originator relating to the Junior Liabilities, in each case until the Senior Interests shall have been paid and performed in full and in cash.

            (c) In the event that the Originator receives any payment or other distribution of any kind or character from the Initial Purchaser or from any other source whatsoever in respect of the Junior Liabilities, other than as expressly permitted by the terms of this Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall be turned over by the Originator to the Senior Agent (for the benefit of the Senior Interest Holders) forthwith. All payments and distributions received by the Senior Agent in respect of this Note, to the extent received in or converted into cash, may be applied by the Senior Agent (for the benefit of the Senior Interest Holders) first to the payment of any and all reasonable expenses (including, without limitation, reasonable attorneys' fees and other legal expenses) paid or incurred by the Senior Agent or the Senior Interest Holders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon the Junior Liabilities, and any balance thereof shall, solely as between the Originator and the Senior Interest Holders, be applied by the Senior Agent toward the payment of the Senior Interests in a manner determined by the Senior Agent to be in accordance with the Receivables Purchase Agreement or the Parallel Purchase Agreement, as applicable; but as between the Initial Purchaser and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests.

            (d) Upon the final payment in full and in cash of all Senior Interests, the Originator shall be subrogated to the rights of the Senior Interest Holders to receive payments or distributions from the Initial Purchaser that are applicable to the Senior Interests until the Junior Liabilities are paid in full.

            (e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of the Originator, on the one hand, and the Senior Interest

     Holders, on the other hand. Nothing contained in the Subordination Provisions or elsewhere in this Note is intended to or shall impair, as between the Initial Purchaser, its creditors (other than the Senior Interest Holders) and the Originator, the Initial Purchaser's obligation, which is unconditional and absolute, to pay the Junior Liabilities as and when the same shall become due and payable in accordance with the terms hereof and of the Purchase and Sale Agreement or to affect the relative rights of such Originator and creditors of the Initial Purchaser (other than the Senior Interest Holders).

          (f) The Originator shall not, until the Senior Interests have been finally paid and performed in full and in cash, (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to, any obligation of the Initial Purchaser, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, (other than as permitted by this Note) or (ii) convert the Junior Liabilities into an equity interest in the Initial Purchaser, unless, in the case of each of clauses (i) and (ii) above, the Originator shall have received the prior written consent of the Administrator and the Parallel Asset Purchase Administrator in each case.

            (g) The Originator shall not, without the advance written consent of the Administrator and the Parallel Asset Purchase Administrator, commence, or join with any other Person in commencing, any Insolvency Proceedings with respect to the Initial Purchaser until at least one year and one day shall have passed since the Senior Interests shall have been finally paid and performed in full and in cash.

            (h) If, at any time, any payment (in whole or in part) made with respect to any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with any Insolvency Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

            (i) Each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to the Originator, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, or otherwise modify any Transaction Document; and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property.

            (j) The Originator hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon the Senior Interests, or any thereof, or any security therefor.

            (k) These Subordination Provisions constitute a continuing offer from the Initial Purchaser to all Persons who become the holders of, or who continue to hold, Senior Interests; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Senior Agent may proceed to enforce such provisions on behalf of each of such Persons.

      8. Amendments, Etc. No failure or delay on the part of the Originator, the Senior Agent or the Senior Interest Holders in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by the Initial Purchaser and the Originator and the Senior Agent, and
(b) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

      9. Limitation on Interest. Notwithstanding anything in this Note to the contrary, the Initial Purchaser shall never be required to pay unearned interest on any amount outstanding hereunder, and shall never be required to pay interest on the principal amount outstanding hereunder, at a rate in excess of the maximum interest rate that may be contracted for, charged or received without violating applicable federal or state law.

      10. No Negotiation. This Note is not negotiable.

      11. Governing Law. THIS NOTE SHALL GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

      12. Captions. Paragraph captions used in this Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Note.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer thereunto duly authorized on the date first above written.



                                    SOLECTRON FUNDING CORPORATION,
                                    a Delaware corporation


                                    By:
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